Exhibit 99.1

INFINT Acquisition Corporation Receives Noncompliance Notification from the New York Stock Exchange Regarding Minimum Public Shareholders

New York, New York, January 25, 2024 — INFINT Acquisition Corporation (the “Company”) announced it had received a notification dated January 19, 2024 (the “Notice”) from the New York Stock Exchange (the “NYSE”) informing the Company that, because the number of public shareholders is less than 300, the Company is not in compliance with Section 802.01B of the NYSE Listed Company Manual (the “Listing Rule”). The Listing Rule requires the Company to maintain a minimum of 300 public stockholders on a continuous basis. The Notice specifies that the Company has 45 days to submit a business plan that demonstrates how the Company expects to return to compliance with the Listing Rule within 18 months of receipt of the Notice.

The Company plans to submit a business plan within the required timeframe that demonstrates how the Company expects to return to compliance with the Listing Rule within 18 months of receipt of the Notice. The Notice has no immediate impact on the Company’s Class A ordinary shares, and provided the NYSE approves the plan, the Company’s Class A ordinary shares are expected to continue to be listed and traded on the NYSE during the 18-month period, subject to the Company’s compliance with other NYSE listing standards and periodic review by the NYSE of the Company’s progress under the plan.

About INFINT Acquisition Corporation

INFINT Acquisition Corporation is a Special Purpose Acquisition Corporation (SPAC) company on a mission to bring the most promising financial technology company from North America, Asia, Latin America, Europe and Israel to the U.S. public market. As a result of the pandemic, the world is changing rapidly, and in unique, unexpected ways. Thanks to growth and investment in the global digital infrastructure, legal, healthcare, automotive, financial, and other fields are evolving at a faster rate than ever before. INFINT believes the greatest opportunities in the near future lie in the global fintech space and are looking forward to merging with an exceptional international fintech company. On August 3, 2022, INFINT entered into a definitive business combination agreement with Seamless Group Inc., a Cayman Islands exempted company and a global fintech platform, and FINTECH Merger Sub Corp., a Cayman Islands exempted company and a wholly owned subsidiary of INFINT.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s plan to submit a business plan to NYSE that demonstrates how the Company expects to return to compliance with the Listing Rule within 18 months of receipt of the Notice. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. Factors that may cause such differences include, without limitation, the Company’s ability to timely prepare a business plan that demonstrates how the Company expects to return to compliance with the Listing Rule within 18 months of receipt of the Notice, and other risks and uncertainties indicated from time to time in filings with the SEC, including the definitive proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, in each case under the heading “Risk Factors,” and other documents the Company has filed, or will file, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Contacts:

INFINT Acquisition Corporation

Alexander Edgarov

sasha@inifntspac.com